                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          June 11, 2001
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                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



   Laws of the United States               33-99362                       51-0269396
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(State or other jurisdiction of     (Commission File Number)     (IRS Employer Identification
 incorporation or organization)                                            Number)



201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                              (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                              N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

    On May 16, 2001, First USA Bank, National Association, (the "Bank"), a wholly owned subsidiary of BANK ONE CORPORATION, completed the securitization of approximately $714,286,000 of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 2001-4.

    Series 2001-4 consists of $600,000,000 Class A Floating Rate Asset Backed Certificates, and $46,428,000 Class B Floating Rate Asset Backed Certificates, each of which has an average life of approximately five years. Series 2001-4 also consists of $67,858,000 Collateral Interest, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificateholders.

    First USA Bank, National Association services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

     Pursuant to the terms of related Series Supplements to the Pooling and Servicing Agreement dated as of September 1, 1992, (together, the "Agreements") as amended from time to time, between First USA Bank, National Association as transferor (the "Transferor") and servicer (the "Servicer") and The Bank of New York (Delaware) as trustee (the "Trustee"), relating to the Asset Backed Certificates listed below (the "Certificates") issued by First USA Credit Card Master Trust (the "Trust"), the Trustee made payments relating to the collections for the period of May 1 through May 31, 2001 (the "Collection Period"), on the Series Certificates to those persons in whose names the Certificates were registered as of the last business day of the Collection Period.

                 Original Principal     Original Principal           Pooling and
                       Amount                 Amount             Servicing Supplement    Interest    Interest  Principal
    Series           (Class A)               (Class B)                   Date              Type      Payment    Payment
---------------------------------------------------------------  -------------------------------------------------------
1994-4                  726,450,000             56,550,000       June 1, 1994            Floating      yes        yes
1994-6                  750,000,000             58,380,000       July 30, 1994           Floating      yes        yes
1994-8                  500,000,000             39,157,000       November 8, 1994        Floating       *         no
1995-2                  660,000,000             51,700,000       March 1, 1995           Floating      yes        no
1996-2                  600,000,000             54,300,000       June 4, 1996            Floating      yes        no
1996-4                  500,000,000             45,180,000       August 6, 1996          Floating      yes        no
1996-6                  862,650,000             78,000,000       December 13, 1996       Floating      yes        no
1996-8                  400,000,000             36,200,000       December 11, 1996       Floating      yes        no
1997-1                  750,000,000             67,770,000       February 4, 1997        Floating      yes        no
1997-2                  500,000,000             45,180,000       May 8, 1997             Floating      yes        no
1997-3                  500,000,000             45,180,000       June 10, 1997           Floating      yes        no
1997-4                  500,000,000             45,180,000       June 10, 1997           Floating      yes        no
1997-5                  650,000,000             58,735,000       August 7, 1997          Floating      yes        no
1997-6                1,300,000,000            117,470,000       September 9, 1997        Fixed        yes        no
1997-7                  500,000,000             45,180,000       September 9, 1997       Floating      yes        no
1997-8                  780,000,000             70,482,000       September 23, 1997      Floating      yes        no
1997-9                  500,000,000             45,180,000       October 9, 1997         Floating      yes        no
1998-1                  700,000,000             63,253,000       May 21, 1998            Floating      yes        no
1998-3                  800,000,000             72,289,000       June 25, 1998           Floating      yes        yes
1998-4                  700,000,000             63,253,000       July 22, 1998           Floating      yes        no
1998-5                  650,000,000             58,735,000       August 27, 1998         Floating      yes        no
1998-6                  800,000,000             72,289,000       August 27, 1998         Floating      yes        no
1998-7                  750,000,000             67,770,000       September 17, 1998      Floating      yes        no
1998-8                  500,000,000             45,180,000       September 17, 1998      Floating      yes        no
1998-9                  650,000,000             44,828,000       December 22, 1998        Fixed        yes        no
1999-1                1,000,000,000             90,361,000       February 24, 1999       Floating      yes        no
1999-2                  500,000,000             45,180,000       February 24, 1999       Floating      yes        no
1999-3                  700,000,000             54,167,000       May 4, 1999             Floating      yes        no
1999-4                  500,000,000             38,691,000       May 26, 1999            Floating      yes        no
2001-1                  750,000,000             58,036,000       January 30, 2001        Floating      yes        no
2001-2                1,250,000,000             96,727,000       March 19, 2001          Floating      yes        no
2001-3                  630,000,000             48,750,000       March 29, 2001          Floating      yes        no
2001-4                  600,000,000             46,428,000       May 16, 2001            Floating      yes        no

* Interest relating to the collection period is set aside by the Trustee to fulfill quarterly interest payments On the February, May, August, and November Payment Dates

    The 1994-4 Certificates, 1994-6 Certificates, 1994-8 Certificates, 1995-2 Certificates, 1996-2 Certificates, 1996-4 Certificates, 1996-6 Certificates, 1996-8 Certificates, 1997-1 Certificates, 1997-2 Certificates, 1997-3 Certificates, 1997-4 Certificates, 1997-5 Certificates, 1997-6 Certificates, 1997-7 Certificates, 1997-8 Certificates, 1997-9 Certificates, 1998-1 Certificates, 1998-3 Certificates, 1998-4 Certificates, 1998-5 Certificates, 1998-6 Certificates, 1998-7 Certificates, 1998-8 Certificates, 1998-9 Certificates, 1999-1 Certificates, 1999-2 Certificates, 1999-3 Certificates, 1999-4 Certificates, 2001-1 Certificates, 2001-2 Certificates, 2001-3 Certificates and 2001-4 Certificates (collectively the "Certificates") represent beneficial ownership of a portion (the "Investor Interest") of certain receivables (the "Receivables") arising in certain credit card accounts (the "Accounts"). Reference is made to the Monthly Certificateholders' Statements of the Trust, filed as Exhibits 99.02, 99.03, 99.04, 99.05, 99.06, 99.07, 99.08,
99.09, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15, 99.16, 99.17, 99.18, 99.19,
99.20, 99.21, 99.22, 99.23, 99.24, 99.25, 99.26, 99.27, 99.28, 99.29, 99.30,
99.31, 99.32, 99.33 and 99.34 to this report.

Item 7.  Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

(99.01)  Excess Spread Analysis

(99.02) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-4 Certificates.

(99.03) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-6 Certificates.

(99.04) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1994-8 Certificates.

(99.05) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

(99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-2 Certificates.

(99.07) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-4 Certificates.

(99.08) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-6 Certificates.

(99.09) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1996-8 Certificates.

(99.10) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-1 Certificates.

(99.11) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-2 Certificates.

(99.12) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-3 Certificates.

(99.13) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-4 Certificates.

(99.14) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-5 Certificates

(99.15) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-6 Certificates

(99.16) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-7 Certificates.

(99.17) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-8 Certificates.

(99.18) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1997-9 Certificates.

(99.19) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-1 Certificates.

(99.20) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-3 Certificates.

(99.21) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-4 Certificates.

(99.22) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-5 Certificates.

(99.23) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-6 Certificates.

(99.24) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-7 Certficates.

(99.25) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-8 Certificates.

(99.26) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1998-9 Certificates.

(99.27) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-1 Certificates.

(99.28) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-2 Certificates.

(99.29) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-3 Certificates.

(99.30) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1999-4 Certificates.

(99.31) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-1 Certificates.

(99.32) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-2 Certificates.

(99.33) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-3 Certificates.

(99.34) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 2001-4 Certificates

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  FIRST USA BANK, NATIONAL ASSOCIATION
                                  As Servicer



                                  By:  /s/ Tracie H. Klein
                                       -------------------------------
                                       Name:  Tracie H. Klein
                                       Title: First Vice President



Date:  June 15, 2001
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